UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 27, 2014

HEMISPHERX BIOPHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware          0‑27072          52-0845822
(state or other juris- (Commission (I.R.S. Employer
diction of incorporation) File Number) (Identification No.)

1617 JFK Boulevard, Philadelphia, Pennsylvania         19103
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (215) 988-0080

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 27, 2014, the Board amended our Restated and Amended By-Laws (the “By-Laws”) in accordance with a directive of our Board of Directors to reduce the quorum, solely for the 2014 annual meeting of stockholders, from holders of a majority in voting power of the outstanding shares of stock to the holders of 40% in voting power of the outstanding shares of stock. The reason for the reduced quorum is the concern that we will not be able to obtain the 50% quorum and to avoid postponing the 2014 annual meeting scheduled for November 12, 2014.

The foregoing description of the Amended and Restated By-Laws is qualified in its entirety by reference to the foregoing document, a copy of which is attached and incorporated herein as Exhibits 3.1 to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits:

3.1	Amended and Restated By-Laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEMISPHERX BIOPHARMA, INC.

October 27, 2014                By:    /s/ William A. Carter
William A. Carter M.D.,
Chief Executive Officer

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